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                                                                  EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 (Amendment No. 1 to File Nos. 333-56737 and 333-56737-01) of our report dated January 29, 1998 included in WPS Resources Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.








                                        /s/ Arthur Andersen LLP


                                        ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
July 22, 1998